UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934


                                 January 8, 1998
                Date of Report (Date of earliest event reported)


                           SA TELECOMMUNICATIONS, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                          0-18048                   75-2258519
(State of                       (Commission                (IRS Employer
Incorporation)                  File Number)             Identification No.)


                        1600 Promenade Center, 15th Floor
                              Richardson, TX 75080
                     (Address of Principal Executive Office)


                                 (972) 690-5888
              (Registrant's Telephone Number, Including Area Code)


                                (Not Applicable)
                         (Former Name or Former Address,
                          if Changed Since Last Report)



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Item 5.  Other Events

     On December 24, 1997, SA Telecommunications, Inc. and its subsidiaries (collectively, the "Company") entered into a letter of intent (the "Letter of Intent") to sell substantially all of their assets to EqualNet Holding Corp. ("EqualNet"). The Letter of Intent also provides for debtor-in-possession financing by The Willis Group LLC (the "Willis Group") to the Company in an amount of up to $3,000,000 (the "DIP Financing"). A copy of the Letter of Intent is attached hereto as Exhibit 99.1, and incorporated herein by reference.

     Following a hearing before the Bankruptcy Court on January 5, 1998 in connection with the Letter of Intent, the Company, EqualNet and the Willis Group entered into an amendment to the Letter of Intent (the "Amendment"), dated as of January 7, 1998. The modifications to the Letter of Intent are set forth in the Amendment, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits:

         Exhibit 99.1 Letter of Intent by and between SA Telecommunications, Inc. and its Subsidiaries, EqualNet Holding
                                            Corp. and The Willis Group LLC.

         Exhibit 99.2 Amendment to Letter of Intent by and between SA Telecommunications, Inc. and its Subsidiaries,
                                            EqualNet Holding Corp. and The
                                            Willis Group LLC.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               SA TELECOMMUNICATIONS, INC.

DATE:  January 9, 1998                         BY:  /s/ Albert B. Gordon, Jr.
                                                    -------------------------
                                                    Albert B. Gordon, Jr.
                                                    Chief Executive Officer